UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION	Exhibit 10.1

UNCLASSIFIED

Amendment of Solicitation/Modification of Contract	Contract ID CODE	Page of Pages

1  |  6

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REO. NO.		5. PROJECT NO. (If applicable)
P00025		See Block 16C	See Schedule
6. ISSUED BY	CODE	ocsc	7. ADMINISTERED BY (lf other than Item 6)	CODE	[**REDACTED**]
[**REDACTED**]			[**REDACTED**]
B. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Codt1) DIGITALGLOBE, INC. Attn: DIGITALGLOBE, INC. 1601 DRY CREEK DRIVE SUITE 260 LONGMONT CO 805036493			(X)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation Is amended as set forth In Item 14. The hour and date specified for receipt of Offers                                      ☐is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing

Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By

separate letter or telegram which includes a reference to the solicitation and amendment numbers.     FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT

THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by

virtue or this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA(If required) See Schedule	Net Increase:	[**REDACTED**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A This Change order IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.243-1 CHANGES – FIXED-PRICE
E. IMPORTANT:	Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the Issuing office.

 14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, Including solicitation/contract subject matter where feasible.)

Tax ID Number:31-1420852 DUNS Number:789638418

The purpose of this modification is to (1) Add new firm fixed price CLIN 0509, NGA Request for Change (RFC) [**REDACTED**], [**REDACTED**] in the amount of [**REDACTED**]; and (2) decrease the value of CLIN 0506 to accommodate the value of new CLIN 0509. The total Fixed Price for RFC [**REDACTED**] is [**REDACTED**],  [**REDACTED**]
of which was invoiced for under CLIN 0506.

In consideration for the above new CLIN 0509 the Contractor hereby releases the Government from all further claims DigitalGlobe may hav e for pric e adjustments due to expenses associated with the above new CLIN as delineated in DigitalGlobe Proposal [**REDACTED**] dated
Continued ...

Except as provided herein, all terms and conditions of the document referenced In Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [**REDACTED**]	15C. DATE SIGNED [**REDACTED**]	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**REDACTED**]	16C. DATE SIGNED [**REDACTED**]
15B CONTRACTOR/OFFEROR [**REDACTED**] (SIGNATURE OF PERSON AUTHORIZED TO SIGN)		16B UNITED STATES OF AMERICA [**REDACTED**] (SIGNATURE OF CONTRACTING OFFICER)

NSN 7540-01 -152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00025	PAGE OF
		2	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

01-October-2015 for Phase 1 Development efforts.

Total funding obligated under the contract increases by [**REDACTED**] from [**REDACTED**]

To [**REDACTED**].

The total value of the contract remains unchanged.

1.  Under Section B, Supplies or Services and Prices/Costs:

a.  Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 22 and 23 are attached hereto):

(1)  Under CLIN 0506, the Maximum Total Price column is decreased by [**REDACTED**] from

[**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased to by [**REDACTED**] from

[**REDACTED**] to [**REDACTED**]. The Obligated Amount column is unchanged. The [**REDACTED**] from the

Maximum Total Price column is reallocated to new CLIN 0509.

(2)  New CLIN 0509 is added at follows: The Maximum Total Price column is established at

[**REDACTED**]; the Obligated Amount column is established at [**REDACTED**]; and the Unfunded Amount column is established at [**REDACTED**]. The [**REDACTED**] Maximum Total Price column value was reallocated from CLIN 0506.

(3)  Under Subtotal Contract Year 5, the Obligated Amount column is increased by

[**REDACTED**] from [**REDACTED**] to

[**REDACTED**]. The Unfunded Amount column is decreased to by [**REDACTED**] from [**REDACTED**] to

[**REDACTED**]. The Maximum Total Price column is unchanged.

(4)  Under Total Contract Value with Options, the Obligated Amount column is increased by

[**REDACTED**] from [**REDACTED**] to

[**REDACTED**]. The Unfunded Amount column is

decreased to by [**REDACTED**] from

[**REDACTED**] to [**REDACTED**]. The

Maximum Total Price column is unchanged.

b.  New Paragraph B.20, CLIN 0509, NGA Request For Change [**REDACTED**] [**REDACTED**]

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00025	PAGE OF
		3	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**REDACTED**]is added as follows

(change page 26 and page 27 (for repagination) are attached hereto):

NGA Request for Change (RFC) [**REDACTED**], [**REDACTED**]

Firm Fixed Price [**REDACTED**] ([**REDACTED**]of the effort was performed and invoiced under CLIN 0506, for a total

RFC price of [**REDACTED**].

The scope of this Firm Fixed Price CLIN is to

[**REDACTED**]

This CLIN adds the [**REDACTED**]

. Under Section F, Deliveries or Performance, F.5, Period of Performance, new paragraph e. is added as follows (change page 30 is attached hereto):  CLIN 0509 - The contractor shall provide the development effort, data deliverables and reports in accordance with RFC [**REDACTED**]. The development schedule is in accordance with DigitalGlobe Proposal [**REDACTED**] (dated

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00025	PAGE OF
		4	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

01-October-2015).

3.  Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the

table is revised to reflect the obligation of

[**REDACTED**] under new CLIN 0509 informational Sub-CLIN 050901. Change page 34 is attached hereto.

4.  A revised Section A through Section J Table of Contents is provided to reflect new Section B

Paragraph B.20. Change page 18 and pages 19 and

20 (for repagination) are attached hereto. Discount Terms:

Net 30

Payment:

[**REDACTED**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2016

0506

Change Item 0506 to read as follows(amount shown is the obligated amount):

Commercial Satellite Imagery - System Engineering Services Support. Ceiling Value [**REDACTED**]

Award Type: Time-and-materials

CLIN VALUE: [**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS38G15065AS10

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

Add Item 0509 as follows:

NGA Request for Change (RFC) [**REDACTED**] [**REDACTED**]

[**REDACTED**]
0509	Firm Fixed Price [**REDACTED**] ([**REDACTED**]of the effort was performed and invoiced under CLIN Continued ...				[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00025	PAGE OF
		5	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
050901

0506, for a total RFC price of [**REDACTED**].)

The scope of this Firm Fixed Price CLIN is to

[**REDACTED**]

This CLIN adds the [**REDACTED**]

CLIN VALUE: [**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 01/01/2016 to 04/30/2016

Add Item 050901 as follows:

NGA RFC [**REDACTED**] - Funding CLIN VALUE: [**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES,

Continued ...

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00025	PAGE OF
		6	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
CHARTS, & GLOBES Requisition No: NS38G16328AS02 Accounting Info: [**REDACTED**] Funded: [**REDACTED**] Period of Performance: 01/01/2016 to 04/30/2016
	G-1 Accounting and Appropriation Data [**REDACTED**] [**REDACTED**] [**REDACTED**] Total:				Amount [**REDACTED**] [**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00025

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

The information contained in this document must be protected in its entirety as
UNCLASSIFIED//FOR OFFICIAL USE ONLY.

Any combination of paragraphs marked “UNCLASSIFIED” must be reviewed in the event they, by compilation, disclose information at the UNCLASSIFIED//FOR OFFICIAL USE ONLY level as well.

(U) SECTION A – See Standard Form (SF) 1449, Solicitation, Offer and Award.................................................................................................................		21
(U) SECTION B - Supplies or Services/Prices.............................................................................................................................................................		21
(U)	BASE PERIOD: [**REDACTED**] (Reference Contract HM0210-10-C-0002).......................................................................................................	21
B.1	(U) CLINs 0001, 0101 and 0201: [**REDACTED**].......................................................................................................................................	21
B.2	(U) CLINs 0002, 0102 and 0202: [**REDACTED**].......................................................................................................................................	21
B.3	(U) CLINs 0003, 0103 and 0203: [**REDACTED**].......................................................................................................................................	21
B.4	(U) CLINs 0004, 0104 and 0204: [**REDACTED**].......................................................................................................................................	21
B.5	(U) CLINs 0005, 0105 and 0205: [**REDACTED**].......................................................................................................................................	21
B.6	(U) CLINs 0006, 0106 and 0206: [**REDACTED**].......................................................................................................................................	21
B.7	(U) TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING.............................................................................................................................	21
B.8	(U) CLIN DESCRIPTION...........................................................................................................................................................................	23
B.9	(U) CONTRACT TYPE...............................................................................................................................................................................	23
(U)	OPTION PERIODS...................................................................................................................................................................................	23
B.10	(U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)	23
B.11	(U) OPTION CLINs 0302, 0402, 0502, 0602, 0702, 0802 and 0902: [**REDACTED**]...........................................................................................	24
B.12	(U) [**REDACTED**].............................................................................................................................................................................	24
B.13	(U) OPTION CLINs 0303, 0403, 0503, 0603, 0703, 0803 and 0903: [**REDACTED**]...........................................................................................	24
B.14	(U) OPTION CLINs 0304, 0404, 0504, 0604, 0704, 0804 and 0904: COMMERCIAL SATELLITE IMAGERY - VALUE-ADDED PRODUCTS AND SERVICES.........	24
B.15	(U) OPTION CLINs 0305, 0405, 0505, 0605, 0705, 0805 and 0905: COMMERCIAL SATELLITE IMAGERY - PHYSICAL MEDIA DELIVERY...........................	24
B.16	(U) OPTION CLINs 0306, 0406, 0506, 0606, 0706, 0806 and 0906: COMMERCIAL SATELLITE IMAGERY - SYSTEM ENGINEERING SERVICES SUPPORT.....	25
	...	25
B.17	[**REDACTED**]...................................................................................................................................................................................
B.18	(U) CLIN 0408, NGA REQUEST FOR CHANGE N01-0606J, SWIR/CAVIS/GE01 & BUSINESS RULE CHANGES .................................................................	25
B.19	(U) CLIN 0508, LICENSE FOR FULL PUBLIC DISCLOSURE.................................................................................................................................	26
B.20	(U) CLIN 0509, NGA REQUEST FOR CHANGE [**REDACTED**].......................................................................................................................
C.1	(U) STATEMENT OF WORK.......................................................................................................................................................................	27
(U) SECTION D - Packaging and Marking.................................................................................................................................................................		27
D.1	(U) PACKAGING AND MARKING INSTRUCTIONS PRESERVATION, PACKAGING, PACKING, AND MARKING OF SHIPMENTS (COMMERCIALLY PACKAGED ITEMS)	27
D.2	(U) PROHIBITED PACKING MATERIALS.......................................................................................................................................................	27
D.3	(U) MARKINGS OF WARRANTED ITEMS.....................................................................................................................................................	27
(U) SECTION E - Inspection and Acceptance.............................................................................................................................................................		28
E.1	(U) FAR 52.246-6 INSPECTION - TIME-AND-MATERIAL AND LABOR-HOUR. (MAY 2001).......................................................................................	28
E.2	(U) INSPECTION.....................................................................................................................................................................................	28
E.3	(U) ACCEPTANCE...................................................................................................................................................................................	28
(U) SECTION F - Deliveries or Performance...............................................................................................................................................................		29
F.1	(U) FAR 52.242-15 STOP-WORK ORDER. (AUG 1989).....................................................................................................................................	29
F.2	(U) FAR 52.247-34 F.O.B. DESTINATION. (NOV 1991).....................................................................................................................................	29
F.3	(U) CONSIGNEE AND ADDRESS.................................................................................................................................................................	29
F.4	(U) PERSONAL DELIVERY.........................................................................................................................................................................	29
F.5	(U) PERIOD OF PERFORMANCE.................................................................................................................................................................	29

Contract Page 18 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00025

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

F.6	(U) PLACE OF DELIVERY...........................................................................................................................................................................	30
F.7	(U) DATA DELIVERABLE...........................................................................................................................................................................	30
(U) SECTION G - Contract Administration Data.........................................................................................................................................................		31
G.1	(U) AUTHORITY AND DESIGNATION OF A CONTRACTING OFFICER’S REPRESENTATIVE (COR)...............................................................................	31
G.2	(U) NGA: 5X52.232-9000, SUBMISSION OF INVOICE-FEDERAL PAYMENT CENTER (FPC)(MAR 2013).......................................................................	32
G.3	(U) NGA: GOVERNMENT REPRESENTATIVE (SEP 2003).................................................................................................................................	32
G.4	(U) NGA: CONTRACT ADMINISTRATION (SEP 2003)(MOD).............................................................................................................................	32
G.5	(U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)...............................................................	33
G.6	(U) ACCOUNTING AND APPROPRIATION DATA.............................................................................................................................................	33
(U) SECTION H - Special Contract Requirements.......................................................................................................................................................		35
H.1	(U) NGA: 5X52.209-9003 PROTECTION OF INFORMATION AND NONDISCLOSURE AGREEMENTS (JULY 2006).........................................................	35
H.2	(U) NGA: 5X52.37-9000 CONTRACTOR EMPLOYEE DATA FOR ACCESS TO NGA FACILITIES OR SENSITIVE SYSTEMS (OCT 2005).....................................	36
H.3	(U) NGA: 5X45.592-9000 GOVERNMENT-FURNISHED LIMITED DISTRIBUTION MATERIALS (JUNE 2004).................................................................	37
H.4	(U) NGA: KEY PERSONNEL (SEP 2003) (MODIFIED).......................................................................................................................................	38
H.5	(U) NGA: DISCLAIMER STATEMENT (SEP 2003).............................................................................................................................................	39
H.6	(U) NGA: 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS (JUNE 2006).........................................................................	39
H.7	(U) ORDERING PROCEDURES (CLIN Series 0x04)...........................................................................................................................................	39
H.8	(U) NGA: 5X252.204-7000-90 PUBLIC RELEASE OF INFORMATION (APR 2004)...................................................................................................	40
H.9	(U) NON-PUBLICITY...............................................................................................................................................................................	40
H.10	(U) NGA: INSURANCE (SEP 2003).............................................................................................................................................................	41
H.11	(U) NGA: PERFORMANCE OF WORK ON GOVERNMENT PREMISES (SEP 2003)...................................................................................................	41
H.12	(U) NGA: INTENTION TO USE CONSULTANTS (SEP 2003)...............................................................................................................................	41
H.13	(U) NGA: 5X45.102-9000 GOVERNMENT FURNISHED ACCOUNTABLE PROPERTY (MAY 2003)...............................................................................	41
H.14	(U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004)...................................................................................................	43
H.15	(U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008).................................................................................................	43
H.16	(U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS, DELAYED ARRIVAL OR EARLY RELEASE OF FEDERAL EMPLOYEES (APRIL 2013).................	43
H.17	(U) SECURITY REQUIREMENTS - CONTRACT CLASSIFICATION.........................................................................................................................	44
H.18	(U) ORGANIZATIONAL CONFLICT OF INTEREST...........................................................................................................................................	44
H.19	(U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING...........................................................................................................................	44
H.20	(U) WARRANTY.....................................................................................................................................................................................	45
H.21	(U) EXPORT CONTROL AND ASSIGNMENT OF PERSONNEL.............................................................................................................................	45
H.22	(U) EMERGENCIES, DISASTERS, AND HUMANITARIAN EFFORTS.....................................................................................................................	45
H.23	(U) NextView IMAGERY END USER LICENSE AGREEMENT.............................................................................................................................	46
H.24	(U) EXERCISE OF OPTIONS.......................................................................................................................................................................	46
H.25	(U) PERMANENT WITHHOLD...................................................................................................................................................................	47
H.26	[**REDACTED**]...................................................................................................................................................................................
H.27	[**REDACTED**]...................................................................................................................................................................................
H.28	[**REDACTED**]...................................................................................................................................................................................
H.29	[**REDACTED**]...................................................................................................................................................................................
H.30	[**REDACTED**]...................................................................................................................................................................................
H.31	[**REDACTED**]...................................................................................................................................................................................
H.32	[**REDACTED**]...................................................................................................................................................................................
H.33	(U) GEOEYE-1 AND GEOEYE-2 SATELLITE GOVERNMENT FURNISHED EQUIPMENT AND NGA SPONSORSHIP...........................................................	49
H.34	(U) NGA: 5X52.242-9002 GOVERNMENT SHUTDOWN, FURLOUGH OF GOVERNMENT PERSONNEL AND CLOSURE OF NGA FACILITIES (APRIL 2013).......	50
H.35	(U) SPECIAL TERMS AND CONDITIONS FOR INTERIM PAYMENTS, LINE ITEM 0408 - MILESTONE...........................................................................
EVENT AND AMOUNT.........................................................................................................................................................................................		50
(U) SECTION I - Contract Clauses...........................................................................................................................................................................		50

I.1	(U) FAR 52.204-2 SECURITY REQUIREMENTS. (AUG 1996).............................................................................................................................	50
I.2	(U) FAR 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER. (AUG 2000)...................................................................................	50
I.3	(U) FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION. (APR 2008).............................................................................................................	50
I.4	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009)...............................................................................	50
I.5	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009) - .............................................................................

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00025

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

	ALTERNATE I (OCT 2008) (Applicable to CLIN 0x05 and CLIN 0x06 series only).....................................................................................................	50
I.6	(U) FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS. (APR 2010)	50
I.7	(U) FAR 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA - MODIFICATIONS. (OCT 1997)	54
I.8	(U) FAR 52.216-22 INDEFINITE QUANTITY. (OCT 1995) (Applicable to CLIN Series 0x04 and 0x05)...........................................................................	54
I.9	(U) FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000).............................................................................................	55
I.10	(U) FAR 52.227-1 AUTHORIZATION AND CONSENT. (DEC 2007) Alternative I (APR 1984).....................................................................................	55
I.11	(U) FAR 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT. (DEC 2007).....................................................	55
I.12	(U) FAR 52.232-11 EXTRAS. (APR 1984).......................................................................................................................................................	55
I.13	(U) FAR 52.243-1 CHANGES - FIXED-PRICE. (AUG 1987).................................................................................................................................	55
I.14	(U) FAR 52.243-7 NOTIFICATION OF CHANGES. (APR 1984).............................................................................................................................	55
I.15	(U) FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2010).........................................................................................................	57
I.16	(U) FAR 52.245-1 GOVERNMENT PROPERTY. (JUN 2007)...............................................................................................................................	57
I.17	(U) FAR 52.245-9 USE AND CHARGES. (JUN 2007).........................................................................................................................................	58
I.18	(U) FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE. (FEB 1998)...........................................................................................................	58
I.19	(U) FAR 52.253-1 COMPUTER GENERATED FORMS. (JAN 1991).......................................................................................................................	58
I.20	(U) DFARS 252.201-7000 CONTRACTING OFFICER'S REPRESENTATIVE. (DEC 1991).............................................................................................	58
I.21	(U) DFARS 252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS. (JAN 2009).........................................................	58
I.22	(U) DFARS 252.204-7000 DISCLOSURE OF INFORMATION. (DEC 1991).............................................................................................................	58
I.23	(U) DFARS 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT. (APR 1992).........................................................................	58
I.24	(U) DFARS 252.204-7004 ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION. (SEP 2007)...............................................................................	58
I.25	(U) DFARS 252.204-7005 ORAL ATTESTATION OF SECURITY RESPONSIBILITIES. (NOV 2001).................................................................................	59
I.26	(U) DFARS 252.204-7006 BILLING INSTRUCTIONS. (OCT 2005).......................................................................................................................	59
I.27	(U) DFARS 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY. (DEC 2006)	59
I.28	(U) DFARS 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2010)	59
I.29	(U) DFARS 252.227-7013 RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS. (NOV 1995) (Applicable to CLIN Series 0x06) *...............................	61
I.30	(U) DFARS 252.227-7014 RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION. (JUN 1995) (Applicable to CLIN Series 0x06) *	61
I.31	(U) DFARS 252.232-7007 LIMITATION OF GOVERNMENT'S OBLIGATION. (MAY 2006).........................................................................................	61
I.32	(U) DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS. (DEC 2006)...........................................................................................................	62
I.33	(U) DFARS 252.243-7001 NOTICE OF CONTRACT MODIFICATIONS. (DEC 1991)...................................................................................................	62
I.34	(U) SUBCONTRACTING REPORTING SYSTEM...............................................................................................................................................	62
I.35	(U) DFARS 252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)...................................................................................................................	63
I.36	(U) FAR 52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984).........................................................................................................	63
(U) SECTION J - List of Documents Exhibits and Other Attachments...............................................................................................................................		64

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0402	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0403	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0404	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0405	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0406	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0408	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 5	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0500
0501	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0502	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0503	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0504	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0505	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0506	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0508	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0509	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 6	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0600
0601	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0602	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0603	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0604	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0605	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0606	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 7	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0700
0701	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0702	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0703	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0704	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0705	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0706	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 8	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0800
0801	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0802	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0803	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0804	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0805	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0806	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
Subtotal Contract Year 9	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0900
0901	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0902	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0903	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0904	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0905	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0906	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 10	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Total Contract Value with Options	$2,586,780,000.00	[**REDACTED**]	[**REDACTED**]

B.8         (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that  which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9         (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)         OPTION PERIODS

B.10       (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**REDACTED**]	$250,000,000.00
[**REDACTED**]	Option CLIN 0401 (Contract Year 5) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**REDACTED**]	$300,000,000.00

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Payment under this CLIN shall be in accordance with Special Contract Requirement H.35, Special Terms and Conditions for Interim Payments, Line Item 0408 - Milestone Event and Amount.

(U) Funds are not presently available for the full amount of CLIN 0408, which the Government intends to incrementally fund. The Government's and the Contractor's continuing obligations under this CLIN are contingent upon the availability of funding. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under this CLIN may arise until funds are made available to the Contracting Officer and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

B.19       (U) CLIN 0508, LICENSE FOR FULL PUBLIC DISCLOSURE

(U) The contractor shall provide up to [**REDACTED**] of  [**REDACTED**] imagery licensed in accordance with the NextView IMAGERY END USER LICENSE AGREEMENT uplifted to permit full public dissemination by the U.S. Government without restrictions. There are no restrictions on product type. All uplifted rights granted herein for use of the [**REDACTED**] unprocessed sensor data and requirements-compliant processed imagery and [**REDACTED**] imagery-derived products provided to the U.S. Government purchased under this NGA contract are in perpetuity. Unlimited use imagery does not require either NextView License or contractor copyright markings.

(U) Firm Fixed Price $1,000,000.00.

(U) Funds are not presently available for the full amount of CLIN 0508, which the Government intends to incrementally fund. The Government's and the Contractor's continuing obligations under this CLIN are contingent upon the availability of funding. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under this CLIN may arise until funds are made available to the Contracting Officer and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

B.20       (U) CLIN 0509, NGA REQUEST FOR CHANGE [**REDACTED**]

(U) Firm Fixed Price ([**REDACTED**] of the effort was performed and invoiced under CLIN 0506, for a total RFC price of [**REDACTED**]

(U) The scope of this Firm Fixed Price CLIN is to [**REDACTED**]

(U) This CLIN adds the [**REDACTED**].

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(U) SECTION C - Description/Specifications

C.1       (U) STATEMENT OF WORK

(U) The Contractor shall provide all personnel, materials, and facilities to furnish the items specified in Section B of this contract in accordance with Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and Contract Attachment 2, DD Form 254, Contract Security Classification Specification.

(U) SECTION D - Packaging and Marking

D.1       (U) PACKAGING AND MARKING INSTRUCTIONS PRESERVATION, PACKAGING, PACKING, AND MARKING OF SHIPMENTS (COMMERCIALLY PACKAGED ITEMS)

(U) Packing, packaging, and marking shall be in accordance with standard commercial practices to assure arrival at destination in serviceable condition.

D.2       (U) PROHIBITED PACKING MATERIALS

(U) The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hygroscopic or non-neutral material) is prohibited.

D.3       (U) MARKINGS OF WARRANTED ITEMS

(U) Each item covered by a warranty shall be stamped or marked as such. Where this is impracticable, written notice shall be attached to or furnished with the warranted item. Markings will state (i) substance of warranty, (ii) duration, and (iii) name of activity to be notified of defects. Electronic deliveries shall contain files describing the warranty.

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This Table is UNCLASSIFIED
Contract Year	CLIN Series 0x01	CLIN Series 0x02	CLIN Series 0x03	CLIN Series 0x04	CLIN Series 0x05	CLIN Series 0x06	CLIN Series 0x07
1	[**REDACTED**] (reference Contract HM0210-10-C-0002)
2
3
4	01-September-2013 through 31-August-2014
5	12 MAPCPE	[**REDACTED**]	[**REDACTED**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
6	12 MAPCPE	[**REDACTED**]	[**REDACTED**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
7	12 MAPCPE	[**REDACTED**]	[**REDACTED**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
8	12 MAPCPE	[**REDACTED**]	[**REDACTED**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
9	12 MAPCPE	[**REDACTED**]	[**REDACTED**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
10	12 MAPCPE	[**REDACTED**]	[**REDACTED**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE

b.  (U) Provisions of this Contract, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this clause. In the event requirements exceed the minimum contract amount requirements, the Government reserves the right to compete the additional requirements.

c.  (U) CLIN 0408 - The contractor shall provide development effort, testing support, data deliverables and reports in accordance with RFC N01-0606J. The development and testing schedule is in accordance with DigitalGlobe Proposal DG- 14-111 (dated 22-July-2014) and through completion of all NSG RFC testing.

d.  (U) CLIN 0508 - The contractor provided right for the U.S. Government to uplift NextView license imagery to permit full public dissemination by the U.S. Government without restrictions is effective through 31-August-2016.

e.  (U) CLIN 0509 – The contractor shall provide the [**REDACTED**]

F.6       (U) PLACE OF DELIVERY

a.  (U) Primary Delivery: Origin. The articles to be furnished hereunder shall be delivered upon placement into the NGA Product Archive located at the Contractor’s site or as designated by the Contracting Officer at the time of tasking in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

b.  (U) Secondary Delivery: Destination. Finished products shall be transmitted electronically (in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work) upon NGA request after placement into the NGA Product Archive located at the Contractor’s site at no additional charge. If requested, NGA may designate another media type for delivery at additional expense.

F.7       (U) DATA DELIVERABLE

(U) The contractor shall provide data deliverables and reports in accordance with Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

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This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]		[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]

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